Franklin Bank

The Franklin Family of Community Banks[SM]

NASDAQ: FBTX

Investor Presentation

FBR Conference

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business.  However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company’s actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive.  When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Overview

Franklin Bank Corp. began operations in April
2002.

Franklin Bank Corp. began trading its common
stock on the NASDAQ in December 2003 under the
ticker symbol FBTX.

Total Assets $5.7 Billion as of 9/30/07

OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
UNITED STATES
ARKANSAS
NEW MEXICO
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
TEXAS
Waco
LOUISIANA
Ciudad Juárez
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Piedras Negras
Chihuahua
COAHUILA
Cuauhtémoc
MEXICO
Laredo
Corpus Christi
Gulf of
Hidalgo del
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NUEVO LEÓN
McAllen

Franklin Bank

Creating a Franchise

  Community Banking Offices (45)

  Corporate Headquarters

Why Franklin?

Our commercial banking business growth will come from
our 45 community banks located in Texas.

Our community banks are located throughout Texas in
areas with high population growth and high growth
household incomes in markets that are outside the major
metropolitan cities.

Seizing the opportunity to provide state-of-the-art
banking services to our communities where such
services have been lacking and in markets that have
fewer bank competitors

Community Bank Strategy

Provide full service banking throughout all the
communities we serve

High level of customer service

Local delivery and decision making

Strong community leadership

Commitment to strong risk management

Business Drivers

Increase earning assets in the Community Bank

Increase low-cost Community Banking deposits

Over $2.1 billion in community banking deposits

10% growth organic year-over-year

Increase non-interest income

Retail Banking

Organized, Structured Branch Network Platform

Team of experienced well trained employees

Sales oriented:

Cross sales

Fee growth

Incentive based

Product expansion and delivery

Non-deposit products

10% organic growth year-over-year

New branches: currently have three under
construction to open in 2008

Commercial Banking

Market Leadership

Experienced and trained relationship
managers

Held to high expectations

Product Focus

Commercial loans

Cash Management

High quality credit culture

Mortgage Business

Less than 10% of net income is contributed by the
mortgage banking division

Amortizing $30-40MM per month of single family
loans

Improved efficiencies: staff reductions and closed
offices

Portfolio Characteristics

De minimus sub-prime

Average FICO of 711

Average loan-to-value of 72%

No negative amortization or pay-option ARM loans

Single Family

Active calling program to borrowers

Educational programs sent in weekly mailings

Mortgage Loan officers are providing financial
counseling to borrowers

Multiple modification programs

Evaluating underlying collateral quarterly

Reviewing representations and warranties on
correspondent loans

Builder Finance

Franklin Bank makes residential construction and
development loans in communities through on-site
lending offices.

Predominantly a secured lending business.

Initial loan to value required in the 65-80% range

Spec building limits in terms of dollar limits and
percentage limits

Builder Finance

Market demand analysis:

pricing, absorption, competition, product

Verifications

zoning, environmental, impact studies, and public
approvals

Independent valuation of the developments

All disbursements made on each construction loan are
based on percentage of completion and independently
verified by third party inspectors.

Builder Finance

National Third Party Housing Data Source
provides

Timely Market information

Identifies 100% of subdivisions in a market
place

Identifies all builders in a geographic area,
number of units, price range, history, lot
inventories, closings

$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$5,746,641
12/31/2003
12/31/2004
12/31/2005
12/31/2006
9/30/2007

FranklinBank

Assets

$’s are in thousands

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$-
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,159
$1,861,003
$2,313,378
12/31/2003
12/31/2004
12/31/2005
12/31/2006
9/30/2007
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Franklin Bank

Balance Sheet Repositioning Continues

$’s are in thousands

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$574,224
$720,704
$1,252,915
$1,440,714
$2,042,554
12/31/2003
12/31/2004
12/31/2005
12/31/2006
9/30/2007

FranklinBank

Community Bank Deposits

$’s are in thousands

Attractive markets and solid economics across
Texas

Stable and improving core funding base

Expanding net yield on earning asset

Improving operating leverage

Why Franklin Bank?

www.bankfranklin.com